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EXHIBIT 10.27

FOURTH AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

        This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of June 19, 2003 and entered into by and among PETCO ANIMAL SUPPLIES, INC., a Delaware corporation ("Company"), the financial institutions executing the Consent of Lender (the "Consent") in the form of Exhibit A annexed hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), as administrative agent for Lenders (in such capacity, "Administrative Agent"), and is made with reference to that certain Amended and Restated Credit Agreement dated as of October 26, 2001, as amended by the Limited Waiver, Consent and Amendment Regarding Initial Public Offering dated as of February 1, 2002 and as further amended by the Second Amendment to Amended and Restated Credit Agreement dated as of July 31, 2002 and the Limited Waiver and Third Amendment to Amended and Restated Credit Agreement dated as of February 3, 2003 (as so amended, the "Credit Agreement"), by and among Company, Lenders, Administrative Agent, GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

        WHEREAS, Company and Lenders desire to amend subsection 8.11 of the Credit Agreement, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. EFFECTIVENESS

        This Amendment shall become effective as of the date hereof upon the execution of counterparts hereof by Company and counterparts of the Consents by Lenders constituting Requisite Lenders and receipt by Company and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 2. AMENDMENT

        Subsection 8.11 of the Credit Agreement is hereby amended by deleting all references to "35%" therein and substituting "30%" therefor.

Section 3. REPRESENTATIONS AND WARRANTIES

        In order to induce Lenders to enter into this Amendment, Company hereby represents and warrants that after giving effect to this Amendment:

          (a)   as of the date hereof, there exists no Event of Default or Potential Event of Default under the Credit Agreement; and

          (b)   as of the date hereof, Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

Section 4. COUNTERPARTS

        This Amendment may be executed in any number of counterparts and by different parties hereto and thereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument;

signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Section 5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS

        On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

Section 6. GOVERNING LAW

        THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY: PETCO ANIMAL SUPPLIES, INC.
By:	/s/ JAMES M. MYERS Name: James M. Myers Title: Executive Vice President and Chief Financial Officer
ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ KEVIN J. MCKHANN Name: Kevin J. McKhann Title: Senior Vice President
LENDERS: Per Individual Consents executed by each signing Lender

EXHIBIT A

CONSENT OF LENDER

        This Consent of Lender is delivered by the undersigned Lender with reference to that certain Amended and Restated Credit Agreement dated as of October 26, 2001, as amended by the Limited Waiver, Consent and Amendment Regarding Initial Public Offering dated as of February 1, 2002, as further amended by the Second Amendment to Amended and Restated Credit Agreement dated as of July 31, 2002, and as further amended by the Limited Waiver and Third Amendment to Amended and Restated Credit Agreement dated as of February 3, 2003, by and among Petco Animal Supplies, Inc., a Delaware corporation, the Lenders from time to time party thereto ("Lenders"), Wells Fargo Bank, National Association, as Administrative Agent, Goldman Sachs Credit Partners L.P., as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent. The undersigned Lender hereby consents to the Fourth Amendment to Amended and Restated Credit Agreement dated as of June 19, 2003.

[Name of Lender]
By:
Name:
Title:

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FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
RECITALS
EXHIBIT A CONSENT OF LENDER